UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2005

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

           New York                      1-9493                  13-5670050
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

          105 Corporate Park Drive
           White Plains, New York                                10604
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     The Paxar Corporation 2005 Incentive Compensation Plan became effective on January 1, 2005. The Plan is intended to provide incentives to members of middle and upper management, including the Registrant's executive officers, in the form of cash bonus payments for achieving certain performance goals established for them. Bonus awards are based upon achievement of established financial metrics--sales, operating income and earnings per share goals--as well as business objectives. However, no bonus awards will be paid unless the Registrant achieves at least 70% of the greater of (i) its budgeted net operating profit after taxes for 2005 or (ii) its actual net operating profit after taxes for 2004.

     Awards under the Plan are based on a percentage of a participant's annual salary. Participants will receive 100% of the target bonus if they achieve each of the performance measures established. Actual awards on each portion of incentive compensation can range from zero to a maximum of 200% of the target bonus. Awards for each portion of incentive compensation will be determined separately and added together to determine the total payment.

     Calculations of awards will be made under supervision of the Registrant's Corporate Controller. The Registrant's Executive Development & Compensation Committee of the Board of Directors will administer the Plan. Awards to the Registrant's five most-highly-paid employees are subject to approval of that Committee, and the calculation of those awards will also be reviewed by the Registrant's outside auditors.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.   Description
          -----------   -----------

             10.1       Paxar Corporation 2005 Incentive Compensation Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PAXAR CORPORATION
                                                  (Registrant)


Date: January 5, 2005                             By: /s/ Robert S. Stone
                                                      --------------------------
                                                      Robert S. Stone
                                                      Vice President & Secretary

                                Index to Exhibits

                                Paxar Corporation
                           Current Report on Form 8-K,
                              Dated January 1, 2005

         Exhibit No.       Description
         -----------       -----------

            10.1           Paxar Corporation 2005 Incentive Compensation Plan.